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                                                                  Exhibit 10.279

                               EARN OUT AGREEMENT

       This EARN OUT AGREEMENT ("Agreement") is by and between INLAND WESTERN EASTON FORKS TOWN DST, a Delaware statutory trust ("Inland") with an address of 2901 Butterfield Road, Oak Brook, Ill. 60523, and FORKS-EASTON, L.L.C., a Delaware limited liability company ("FE") with an address of c/o Wargo Properties, Inc., 682 Twin Bridge Drive, Suite 100, Radnor, Pennsylvania 19087.

                                    RECITALS:

       WHEREAS, FE and Inland Real Estate Acquisition, Inc., ("IREA") entered into that certain purchase and sale contract dated April 8, 2004, as amended by that certain Amendment To Contract dated May 16, 2004 and that certain Second Amendment to Contract dated June 3, 2004 (collectively the "Contract") for the sale and purchase of the approximately 87,600 net rentable square feet of the Forks Town Center Shopping Center located on approximately 20.249 acres of land at Town Center Boulevard, Easton, Pennsylvania (the "Property"); and

       WHEREAS, IREA has assigned all of its interests in the Contract to Inland; and

       WHEREAS, the parties agree that FE is negotiating the rental of a space at the Property to the PA Liquor Control Board but the PA Liquor Control Board has not yet occupied the space and accordingly is not currently paying rent, CAM, taxes or insurance; and

       WHEREAS, FE and Inland have agreed that at the time of the initial closing, Inland will not pay the value of the space that will be rented to the PA Liquor Control Board of Seven Hundred and One Thousand Two Hundred and Ninety-Nine No/100 ($701,299.00) and that such amount will only be paid according to the terms and provisions of this Agreement.

       NOW, THEREFORE, for and in consideration of the mutual agreements and understandings contained in this Agreement, Inland, and FE agree as follows;

       1. All of the above recitals are incorporated herein by reference as if fully restated herein as this paragraph 1.

       2. FE and Inland agree that FE shall have twelve (12) months from the date of this Agreement to rent the space to the PA Liquor Control Board for a rental of $4,500.00 per month or annual rent of $54,000.00 which includes tenant's proportionate share of CAM, taxes and insurance payments. Prior to any payment to FE, FE shall have paid all costs of tenant improvements and have provided proof thereof to Inland and shall certify to Inland in writing that the PA Liquor Control Board is paying the full amount of the above described rent which includes its proportionate share of CAM, taxes and insurance. Within ten
(10) days of receipt of such written certification and proof of the

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acceptance of the dedication of Town Center Boulevard by Forks Township, Inland
shall pay to FE the sum of Seven Hundred One Thousand Two Hundred and Ninety-Nine and No/100 ($701,299.00) Dollars as the purchase price for the space rented to the PA Liquor Control Board. It is understood and agreed that the term of the lease of the PA Liquor Control Board must be for at least 5 years without any decrease in the above described rental payments or the tenant's proportionate share of CAM, taxes and insurance during such period. It is further agreed that FE shall have the right to rent the space to any other tenant reasonably acceptable to Inland under the same terms and provisions as above described for the PA Liquor Control Board Lease.

       In the event that FE has not leased the space pursuant to the above terms and provisions within one (1) year of the date of this Agreement or if Forks Township has not accepted the dedication of Town Center Boulevard, then upon expiration of the one (1) year term of this Agreement, Inland shall no longer owe FE or any successors or assigns any amounts for the PA Liquor Control Board space, the terms and provisions of this Agreement shall terminate and neither party shall owe the other any further duties or obligations thereunder.

       IN WITNESS WHEREOF, Inland and FE have each caused their respective authorized officers to execute this Agreement this _____ day of ______________, 2004.

                                        INLAND WESTERN EASTON FORKS
                                        TOWN DST, a Delaware statutory trust

                                        By:      /s/ [ILLEGIBLE]
                                           ----------------------------------

                                        Its:     Asst. Secretary
                                            ---------------------------------


                                        FORKS-EASTON, L.L.C., a Delaware limited liability company

                                        By:
                                           ----------------------------------

                                        Its:
                                            ---------------------------------

                                       -2-
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acceptance of the dedication of Town Center Boulevard by Forks Township, Inland
shall pay to FE the sum of Seven Hundred One Thousand Two Hundred and Ninety-Nine and No/100 ($701,299.00) Dollars as the purchase price for the space rented to the PA Liquor Control Board. It is understood and agreed that the term of the lease of the PA Liquor Control Board must be for at least 5 years without any decrease in the above described rental payments or the tenant's proportionate share of CAM, taxes and insurance during such period. It is further agreed that FE shall have the right to rent the space to any other tenant reasonably acceptable to Inland under the same terms and provisions as above described for the PA Liquor Control Board Lease.

       In the event that FE has not leased the space pursuant to the above terms and provisions within one (1) year of the date of this Agreement or if Forks Township has not accepted the dedication of Town Center Boulevard, then upon expiration of the one (1) year term of this Agreement, Inland shall no longer owe FE or any successors or assigns any amounts for the PA Liquor Control Board space, the terms and provisions of this Agreement shall terminate and neither party shall owe the other any further duties or obligations thereunder.

       IN WITNESS WHEREOF, Inland and FE have each caused their respective authorized officers to execute this Agreement this 21 day of July, 2004.

                                        INLAND WESTERN EASTON FORKS
                                        TOWN DST, a Delaware statutory trust

                                        By:
                                           ----------------------------------

                                        Its:
                                            ---------------------------------


                                        FORKS-EASTON, L.L.C., a Delaware limited liability company

                                        By: /s/ [ILLEGIBLE]
                                           ----------------------------------
                                            MANAGING MEMBER OF SULLIVAN TRAIL
                                            ASSOCIATES, LLC, ITS M.M.

                                       -2-
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                                1099 SOLICITATION

CTIC POLICY NUMBER: 1402 020401638 NT

CT&TCo. ESCROW NUMBER: D2 024072907


You are required by law to provide Chicago Title Insurance Company and Chicago Title and Trust Company with your correct taxpayer identification number. If you do not provide Chicago Title Insurance Company and Chicago Title and Trust Company with your correct taxpayer identification number, you may be subject to civil or criminal penalties imposed by law.

Please provide your name, mailing address, tax identification number and other requested information in the spaces provided below.

NAME:                     Forks Easton, LLC
                       ------------------------------------------------

NEW MAILING ADDRESS:      682 Twin Bridge Drive, Suite 100
                       ------------------------------------------------
                          Radnor, PA 19087
                       ------------------------------------------------

TAX ID NUMBER:            59-3751481
                       ------------------------------------------------

GROSS PROCEEDS:                                $
                                                 ----------------------

GROSS PROCEEDS ALLOCATED TO TRANSFEROR:        $
                                                 ----------------------


Check the appropriate category or categories:

 / /  Principal Residence

 /X/  Other Real Estate

 / / Check here if the Transferor received or will receive property or services as part of the consideration.

                                  CERTIFICATION

Under penalties of perjury, I certify that the number shown on this statement is my correct tax identification number.

 /s/ [ILLEGIBLE]                                                 7/21/04
-------------------------------------------------       ------------------------
                 (SIGNATURE)                                     (DATE)

 MANAGING MEMBER OF SULLIVAN TRAIL ASSOCIATES,
 LLC, ITS, M.M.